--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Third Quarter Report of The Europe Fund, Inc. (the "Fund"). On September 30, 1999, the end of the period under review, the Fund's net assets totaled $192.8 million. This represents a net asset value per share of $19.15, a rise of 12.42% per annum from its initial value, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 13.38% increase in the MSCI Europe Index over the same time period. At the end of the period under review, the Fund was quoted at $16.625 per share on the New York Stock Exchange, which represents a 13.19% discount to the Fund's net asset value per share and a rise of 9.86% per annum from its initial value, assuming reinvestment of dividends and distributions.

  We also enclose an economic review, a market review and market outlook together with a summary of the major portfolio investments and Year 2000 compliance disclosure.

                                Yours sincerely,

            /s/ Anthony M. Solomon                            /s/ Stephen M. M. Miller
              Anthony M. Solomon                                Stephen M. M. Miller
             Chairman of the Board                                    President

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

ECONOMIC REVIEW

  After consistent weakness over the first half of the year, the euro recovered during the third quarter. Having reached a low of 1.01 against the US dollar early in July, the euro strengthened to 1.07 by the end of the third quarter. This was in spite of a second interest rate hike by the US Federal Reserve Board in August and an increase in the US dollar/euro interest rate differential. While the European central bank made no change, with short-term euro rates remaining at 2.5%, the Bank of England increased the base rate by 0.25% to 5.25%. In expectation of further increases in rates, bond yields rose. The German long bond yield reached the highest level seen since January 1998, at 5.2%.

  The recovery in the euro was driven by evidence of an economic recovery in Europe. This was particularly evident in Germany, where manufacturing new orders rose by 5.1% year-on-year in August. In July the French business outlook index recorded its second biggest rise in 25 years. Confidence in the economy reflected the beneficial effect of a weak euro on export demand, particularly from the Far East. Italy, the one weak area, continued to report weak industrial output figures although consumer confidence continued to recover.

  The outlook for inflation in the Eurozone remains benign, although higher energy prices, driven by the rise in the oil price, did have an impact on reported Consumer Price Index figures. Nevertheless, with unemployment remaining above 10%, we continue to see little risk of inflationary wage increases.

  In Germany, the Social Democratic Party performed poorly in three state elections and lost its majority in the Bundesrat. The new European Commission was confirmed by the European Parliament.

MARKET REVIEW

  European markets were volatile over the third quarter. A more positive tone in the bond markets heard near the end of August helped the equity markets recover the losses of the previous month, but in September there was further concern about the prospects of higher interest rates in the US and the markets ended on a weak note. Over the third quarter the MSCI Europe Index rose by 1.17%.

  The best performing sectors were once again the more 'value focused' areas of the market, with Capital Goods and Materials outperforming. However, Healthcare and Food also outperformed and Insurance, normally one of the most interest rate-sensitive sectors, recovered from an oversold position. Services and Consumer Goods underperformed. The Auto sector was particularly weak.

  The best performing markets were Norway and Denmark. Both markets benefited from the effect of a higher oil price on energy services. The Scandinavian markets outperformed. Of the major markets, the strongest performer was France, with the Oil, Retail and Non-Ferrous Metals sectors performing strongly, driven by corporate activity (see page 3). The United Kingdom and Germany both underperformed.

  Corporate activity continued to support the market, with Total Fina finally winning control of Elf Aquitaine and Deutsche Telekom bidding for One2One. A three-way merger was announced in the Aluminium sector between Alcan, Alusuisse Lonza and Pechiney. Carrefour and Promodes announced their intention to merge in the French Retail sector. In the United Kingdom, Bank of Scotland bid for National Westminster Bank. However, the share prices of VEBA and Viag fell following the announcement of a merger as the market remained skeptical about the speed of asset disposals. The announcement at the end of the quarter that Olivetti intended to use Telecom Italia Mobile's dividend stream to finance its leveraged bid for Telecom Italia was taken very negatively by the market. Under the terms of the offer, Telecom Italia shareholders' controlling stake in Telecom Italia Mobile would be diluted.

PORTFOLIO ACTIVITY

  Notable reductions in weightings were made in Novartis, Unilever, Wolters Kluwer, Vivendi and Metro as we identified opportunities with better near term prospects.

  We initiated holdings in ABB and Nestle and increased the holdings in Nokia Oyj, Bayer, Tesco and Barclays Bank at what we believe were attractive prices.

MARKET OUTLOOK

  The economic background should continue to reflect a recovery as business confidence improves. The anticipated recovery should continue to underpin the euro.

  High unemployment across the Eurozone (10.2% in August) together with excess capacity and deflationary pressure from the introduction of the single currency should keep inflation low. While domestic demand is putting upward pressure on interest rates in the US, this is not yet the case in Europe.

  The markets may however be unsettled by the prospect of further interest rate hikes in the US. The exceptional level of corporate activity seen in Europe is likely to slow as a result of concerns about Year 2000 during the fourth quarter.

PORTFOLIO SUMMARY
  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at September 30, 1999 are outlined below:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 FUND
Finland          2.4%
France          19.0%
Germany         14.0%
Greece           1.7%
Ireland          0.9%
Italy           10.8%
Netherlands      5.6%
Norway           0.7%
Spain            3.4%
Sweden           1.8%
Switzerland     12.2%
United Kingdom  27.5%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             MSCI
Finland                                                      2.8%
France                                                      14.3%
Germany                                                     14.2%
Ireland                                                      0.8%
Italy                                                        6.3%
Netherlands                                                  8.2%
Norway                                                       0.6%
Spain                                                        4.2%
Sweden                                                       3.3%
Switzerland                                                  9.9%
United Kingdom                                              31.2%
Other *                                                      4.2%
*Countries include Austria, Belgium, Denmark and Portugal.

  The Fund's ten largest equity holdings expressed as a percentage of total net assets at September 30, 1999 were:

Siemens......................................     2.8%
Shell Transport & Trading....................     2.5
Roche Holdings (Bearer)......................     2.1
GKN (Ordinary)...............................     2.1
ING Groep....................................     2.0
Total Fina...................................     2.0
Accor........................................     1.8
Bayer........................................     1.8
Nokia Oyj (Series A).........................     1.7
Adecco (Registered)..........................     1.7
                                                 ----
                                                 20.5%
                                                 ====

  The Fund's sector weightings expressed as a percentage of net assets at September 30, 1999 were:

Services.....................................    37.0%
Finance......................................    20.6
Consumer Goods...............................    17.6
Capital Equipment............................    11.5
Energy.......................................     7.8
Materials....................................     4.1
Cash.........................................     1.2
Other Assets in Excess of Liabilities........     0.2
                                                -----
                                                100.0%
                                                =====

YEAR 2000 COMPLIANCE DISCLOSURE
  Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accommodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.

  The Fund could be adversely affected if the computer systems and equipment used by its service providers or the companies in which it invests, or other organizations with which any of them deal, do not properly address this problem before January 1, 2000. The strategy of the Investment Manager and the Investment Adviser is to take steps that they believe are reasonably designed to address that the computer systems and equipment they use are adequate to deal with Year 2000 issues and to seek the same of their suppliers and the Fund's other service providers. As of the date of this writing, however, there can be no assurance that those steps will be sufficient to avoid any adverse impact to the Fund.

----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
as of September 30, 1999 (Unaudited)

------------------------------------------------------
                                             MARKET
 SHARES             DESCRIPTION              VALUE
------------------------------------------------------
COMMON STOCKS--96.4%
              FINLAND--2.3%
   37,500     Nokia Oyj (Series A)......  $  3,359,059
              --Electrical & Electronics
   40,000     Sonera Group Oyj..........     1,158,829
              --Telecommunications
                                          ------------
                                             4,517,888
                                          ------------
              FRANCE--18.7%
   15,000     Accor.....................     3,497,256
              --Leisure & Tourism
   17,500     AXA.......................     2,214,343
              --Insurance
   29,000     Banque Nationale de
                Paris...................     2,315,048
              --Banking
   13,500     Elf Aquitaine.............     2,358,131
              --Energy Sources
   10,000     Etablissements Economiques
                du Casino Guichard-
                Perrachen...............     1,150,308
              --Merchandising
    7,500     Guilbert..................       990,543
              --Merchandising
    4,400     LVMH......................     1,319,233
              --Beverages & Tobacco
   35,000     +Marionnaud
                Parfumeriers............     1,908,659
              --Merchandising
   60,000     +Naf Naf..................       798,825
              --Textiles & Apparel
   17,500     Pinault Printemps
                Redoute.................     3,317,787
              --Merchandising
    6,500     PSA Peugeot Citroen.......     1,302,937
              --Automobiles
   25,000     Sidel.....................     2,545,589
              --Machinery & Engineering
    7,500     Societe Generale..........     1,545,726
              --Banking
   42,500     Societe Generale
                d'Entreprises...........     2,141,117
              --Construction & Housing
   30,000     Total Fina................     3,770,454
              --Energy Sources
   25,000     Valeo.....................     1,809,339
              --Automobiles
   43,375     Vivendi...................     3,046,805
              --Business & Public
                Services
                                          ------------
                                            36,032,100
                                          ------------

------------------------------------------------------
                                             MARKET
 SHARES             DESCRIPTION              VALUE
------------------------------------------------------

              GERMANY--11.6%
   10,000     Allianz...................  $  2,882,161
              --Insurance
   85,000     Bayer.....................     3,390,479
              --Chemicals
   25,125     DaimlerChrysler...........     1,731,413
              --Automobiles
   20,000     Deutsche Bank.............     1,342,026
              --Banking
   20,000     Mannesmann................     3,217,028
              --Telecommunications
   17,517     Metro.....................       912,345
              --Merchandising
   65,000     Siemens...................     5,368,903
              --Electrical & Electronics
   40,000     Software..................     1,350,547
              --Data Processing &
                Reproduction
   25,000     VEBA......................     1,369,985
              --Utilities--Electric &
                Gas
   13,000     Volkswagen................       725,546
              --Automobiles
                                          ------------
                                            22,290,433
                                          ------------
              GREECE--1.7%
  120,000     Panafon Hellenic
                Telecom.................     3,265,306
              --Telecommunications
                                          ------------
                                             3,265,306
                                          ------------
              IRELAND--0.9%
  220,000     Bank of Ireland...........     1,792,563
              --Banking
                                          ------------
                                             1,792,563
                                          ------------
              ITALY--10.7%
  350,000     Banca Intesa..............     1,465,045
              --Banking
   50,000     BIPOP.....................     2,140,851
              --Banking
   17,088     Gucci Group (NY
                Registered).............     1,426,848
              --Consumer Goods
   34,000     Industrie Natuzzi (ADR)...       667,250
              --Appliances & Household
                Durables
  270,000     La Rinascente.............     2,027,418
              --Merchandising
   90,000     Luxottica Group (ADR).....     1,715,625
              --Consumer Goods

------------------------------------------------------
                                             MARKET
 SHARES             DESCRIPTION              VALUE
------------------------------------------------------
  120,000     Mondadori Arnoldo
                Editore.................  $  2,096,117
              --Broadcasting &
                Publishing
  981,460     Seat Pagine Galle.........     1,434,224
              --Broadcasting &
                Publishing
  800,000     Tecnost...................     1,678,598
              --Telecommunications
  360,000     Telecom Italia
                (Savings)...............     1,809,818
              --Telecommunications
  600,000     Telecom Italia Mobile.....     2,211,148
              --Telecommunications
  400,000     Unicredito Italiano.......     1,955,523
              --Banking
                                          ------------
                                            20,628,465
                                          ------------
              NETHERLANDS--5.5%
   22,500     Akzo Nobel................       958,590
              --Chemicals
   20,000     +Equant...................     1,627,473
              --Telecommunications
   70,000     ING Groep.................     3,813,591
              --Insurance
   60,000     Numico....................     2,485,943
              --Food & Household
                Products
   50,000     Wolters Kluwer............     1,714,811
              --Broadcasting &
                Publishing
                                          ------------
                                            10,600,408
                                          ------------
              NORWAY--0.7%
   50,000     Ekornes...................       392,966
              --Appliances & Household
                Durables
  300,000     NCL.......................       869,677
              --Leisure & Tourism
                                          ------------
                                             1,262,643
                                          ------------
              SPAIN--3.3%
       17     +A.B. Capital Fund*.......        29,067
              --Business & Public
                Services
  230,000     Banco Bilbao Vizcaya......     3,032,766
              --Banking
   65,000     Telefonica................     1,040,549
              --Telecommunications
  100,000     Telefonica Publicidad e
                Informacion.............     2,311,267
              --Broadcasting &
                Publishing
                                          ------------
                                             6,413,649
                                          ------------
              SWEDEN--1.8%
   80,000     Electrolux (Series B).....     1,492,137
              --Appliances & Household
                Durables
  130,000     Securitas (Series B)......     1,949,287
              --Business & Public
                Services
                                          ------------
                                             3,441,424
                                          ------------

------------------------------------------------------
                                             MARKET
 SHARES             DESCRIPTION              VALUE
------------------------------------------------------
              SWITZERLAND--12.0%
   10,000     ABB.......................  $  1,032,989
              --Electrical & Electronics
    6,000     Adecco (Registered).......     3,354,883
              --Business & Public
                Services
    1,000     Alusuisse Lonza
                (Registered)............     1,151,616
              --Metals Non-Ferrous
   10,000     Credit Suisse
                (Registered)............     1,832,722
              --Banking
      600     Kuoni Reisen
                (Registered)............     2,361,213
              --Leisure & Tourism
    1,250     Nestle (Registered).......     2,349,217
              --Food & Household
                Products
    2,000     Novartis (Registered).....     2,967,011
              --Health & Personal Care
      350     Roche (Bearer)............     4,050,483
              --Health & Personal Care
    3,000     Swisscom (Registered).....       935,688
              --Telecommunications
    1,400     The Swatch Group
                (Bearer)................     1,089,770
              --Consumer Goods
    7,000     UBS (Registered)..........     1,973,342
              --Banking
                                          ------------
                                            23,098,934
                                          ------------
              UNITED KINGDOM--27.2%
  300,000     Amvescap (Ordinary).......     2,444,161
              --Financial Services
  100,000     BAA (Ordinary)............     1,004,822
              --Business & Public
                Services
  110,000     Barclays Bank
                (Ordinary)..............     3,221,640
              --Banking
  160,000     Boots (Ordinary)..........     1,780,205
              --Merchandising
  150,000     BP Amoco (Ordinary).......     2,716,772
              --Energy Sources
  110,000     Carlton Communications
                (Ordinary)..............       827,104
              --Broadcasting &
                Publishing
  100,000     Compass (Ordinary)........       985,894
              --Business & Public
                Services
  220,000     Diageo (Ordinary).........     2,248,629
              --Beverages & Tobacco
  250,000     GKN (Ordinary)............     3,978,963
              --Machinery & Engineering
  110,000     Glaxo Wellcome
                (Ordinary)..............     2,849,711
              --Health & Personal Care
  500,000     Halma (Ordinary)..........       946,392
              --Machinery & Engineering
  300,000     Hays (Ordinary)...........     3,239,526
              --Business & Public
                Services
  240,000     HSBC (Ordinary)...........     2,749,311
              --Banking

------------------------------------------------------
                                             MARKET
 SHARES             DESCRIPTION              VALUE
------------------------------------------------------
  160,000     Lloyds TSB (Ordinary).....  $  1,975,080
              --Banking
  100,000     Marks & Spencer
                (Ordinary)..............       517,636
              --Merchandising
  200,000     NXT (Ordinary)............     1,471,435
              --Electrical & Electronics
  200,000     Peninsular & Oriental
                Steam Navigation........     3,020,786
              --Transportation--Shipping
  125,000     Serco (Ordinary)..........     2,798,030
              --Business & Public
                Services
  650,000     Shell Transport & Trading
                (Registered)............     4,857,051
              --Energy Sources
  175,000     SmithKline Beecham
                (Ordinary)..............     1,998,946
              --Health & Personal Care
  700,000     Tesco (Ordinary)..........     2,186,628
              --Merchandising
1,000,000     Thomson Travel
                (Ordinary)..............     1,695,277
              --Leisure & Tourism
  140,000     United News & Media
                (Ordinary)..............     1,352,601
              --Broadcasting &
                Publishing
  220,000     Wolseley (Ordinary).......     1,518,603
              --Building Materials &
                Components
                                          ------------
                                            52,385,203
                                          ------------
              Total Common Stocks
                (cost--$153,522,792)....   185,729,016
                                          ------------

------------------------------------------------------
                                             MARKET
 SHARES             DESCRIPTION              VALUE
------------------------------------------------------

PREFERRED STOCKS--2.2%
              GERMANY--2.2%
   14,000     Henkel (Non-Voting).......  $    881,264
              --Chemicals
    6,000     Marschollek,
                Lautenschlaeger Und
                Partner (Non-Voting)....     1,040,389
              --Financial Services
   20,000     Rhoen-Klinikum
                (Non-Voting)............     2,407,126
              --Health & Personal Care
                                          ------------
                                             4,328,779
                                          ------------
              Total Preferred Stocks
                (cost--$2,590,525)......     4,328,779
                                          ------------
              Total Investments--98.6%
              (cost--$156,113,317)(a)...   190,057,795
              Other Assets in Excess of
                Liabilities--1.4%.......     2,724,043
                                          ------------
              Net Assets--100.0%........  $192,781,838
                                          ============

------------------------------

 +  Non-income producing security.

ADR American Depositary Receipt

* Investment in restricted security with an aggregate value of $29,067, representing 0.02% of net assets at September 30, 1999. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) The United States Federal income tax basis of the Fund's investments at September 30, 1999 was $156,113,317 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $33,944,478 (gross unrealized appreciation--$41,444,885; gross unrealized depreciation--$7,500,407).

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  ANTHONY M. SOLOMON, Chairman of the Board and Director
  GEORGE F. BENNETT, Director
* SIR ARTHUR BRYAN, Director
  PETER STORMONTH DARLING, Director
* J. MURRAY LOGAN, Director
* JAMES S. MARTIN, Director
  FRANCOIS-XAVIER ORTOLI, Director
  STEPHEN M. M. MILLER, President
  DONALD C. BURKE, Vice President and Treasurer
  ROBERT E. PUTNEY, III, Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

------------------------------------------------

EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund Reports, please call 1-800-543-6217 or 1-609-282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO and the US Securities and Exchange Commission.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

  The quarterly newsletter entitled "The Closed End Fund Focus" will no longer be published in a printed format. An abbreviated version, providing information only pertaining to THE EUROPE FUND, INC., may be available via e-mail, depending upon demand. Those interested in receiving the newsletter in this manner should forward their e-mail address with "Closed End Fund Focus" in the subject line to Ms. Michelle Lau of Princeton Administrators, L.P. at: Michelle_Lau@ml.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

  A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.
TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                                QUARTERLY REPORT
                               SEPTEMBER 30, 1999